UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 29, 2008
BMC SOFTWARE, INC.
(Exact name of registrant as specified in charter)

Delaware	001-16393	74-2126120

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
2101 CITYWEST BLVD.
HOUSTON, TX 77042-2827
(Address of principal executive offices) (Zip Code)
(713) 918-8800
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
     On June 4, 2008, BMC Software, Inc. (the “Company”) completed an underwritten public offering of $300 million in aggregate principal amount of its 7.25% Notes due 2018 (the “Notes”). The Notes were offered by the Company pursuant to its Registration Statement on Form S-3 (File No. 333-151231), filed with the Securities and Exchange Commission on May 29, 2008 and supplemented by the Prospectus Supplement dated May 29, 2008 (the “Prospectus Supplement”).
     The Notes were issued pursuant to an Indenture, dated as of June 4, 2008 (the “Indenture”), between the Company and Wells Fargo Bank, N.A., as trustee (the “Trustee”), as supplemented by a Supplemental Indenture, dated as of June 4, 2008, between the Company and the Trustee (the “Supplemental Indenture”). The Company may issue additional debt from time to time pursuant to the Indenture. The Indenture and the Supplemental Indenture governing the Notes contain covenants that limit the Company’s ability to, among other things, incur certain liens securing indebtedness, engage in certain sale-leaseback transactions, and enter into certain consolidations, mergers, conveyances, transfers or leases of all or substantially all the Company’s assets. The terms of the Notes also require the Company to make an offer to repurchase Notes upon a Change of Control Triggering Event (as defined in the Supplemental Indenture) at a price equal to 101% of their principal amount plus accrued and unpaid interest.
     The foregoing description of the Indenture, the Supplemental Indenture and the Notes does not purport to be complete and is qualified in its entirety by reference to the full text of such documents, which are filed as exhibits hereto and incorporated by reference into this Item 1.01
Item 8.01. Other Events.
     In connection with the issuance and sale by the Company of the Notes, the Company entered into an Underwriting Agreement, dated May 29, 2008, among the Company and Banc of America Securities LLC and Credit Suisse Securities (USA) LLC, as representatives of the underwriters named therein. A copy of the Underwriting Agreement is attached hereto as Exhibit 1.1.
Item 9.01. Financial Statements and Exhibits.
     The Company hereby files the following exhibits to, and incorporates such exhibits by reference in, the registration statement on Form S-3 under the Securities Act of 1933, as amended, filed with the Commission on May 29, 2008 (Registration No. 333-151231), and supplemented by the Prospectus Supplement.

Exhibit
Number	Description
1.1	Underwriting Agreement, dated May 29, 2008, by and among the Company and Banc of America Securities LLC and Credit Suisse Securities (USA) LLC, as representatives of the several underwriters named therein.

Exhibit
Number	Description
4.1	Indenture, dated as of June 4, 2008, between the Company and Wells Fargo Bank, N.A., as trustee.

4.2	Supplemental Indenture, dated as of June 4, 2008, between the Company and Wells Fargo Bank, N.A., as trustee, including the form of the Company’s 7.25% Note due 2018.

5.1	Opinion of Latham & Watkins LLP, dated June 4, 2008.

23.1	Consent of Latham & Watkins LLP (included in Exhibit 5.1).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: June 4, 2008

BMC SOFTWARE, INC.

By:	/s/ Christopher C. Chaffin Christopher C. Chaffin
Vice President, Deputy General Counsel &
Assistant Secretary

EXHIBIT INDEX

Exhibit
Number	Description
1.1	Underwriting Agreement, dated May 29, 2008, by and among the Company and Banc of America Securities LLC and Credit Suisse Securities (USA) LLC, as representatives of the several underwriters named therein.

4.1	Indenture, dated as of June 4, 2008, between the Company and Wells Fargo Bank, N.A., as trustee.

4.2	Supplemental Indenture, dated as of June 4, 2008, between the Company and Wells Fargo Bank, N.A., as trustee, including the form of the Company’s 7.25% Note due 2018.

5.1	Opinion of Latham & Watkins LLP, dated June 4, 2008.

23.1	Consent of Latham & Watkins LLP (included in Exhibit 5.1).